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                                                                    EXHIBIT 23.2


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement No. 333-58875 of Metal Management, Inc. on Form S-4 of our report, dated April 22, 1997, on the Cozzi Iron & Metal, Inc. financial statements appearing in the Proxy Statement of Metal Management, Inc. dated November 20, 1997. We also consent to the reference to us under the heading "Experts" in such Prospectus.


Deloitte & Touche LLP
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October 5, 1998